Exhibit 10.15
SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of August 5th, 2022 (the “Effective Date”), between TWFG HOLDING COMPANY, LLC, a Texas limited liability company (the “Borrower”) and successor by conversion to RFB Interests, Inc., a Texas corporation, and PNC BANK, NATIONAL ASSOCIATION, as successor in interest to BBVA USA, an Alabama banking corporation (“Lender”). Capitalized terms used but not defined in this Amendment have the meaning given them in the Credit Agreement (defined below).
RECITALS
A.Borrower and Lender are party to that certain Second Amended and Restated Credit Agreement dated as of June 5, 2017 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of March 22, 2018, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of July 18, 2018, Third Amendment to Second Amended and Restated Credit Agreement dated as of July 30, 2019, Fourth Amendment to Second Amended and Restated Credit Agreement dated as of July 22, 2020, Fifth Amendment to Second Amended and Restated Credit Agreement dated as of December 4, 2020, and Sixth Amendment to Second Amended and Restated Credit Agreement dated as of June 29, 2021, and as further amended, restated, supplemented or modified from time to time, the “Credit Agreement”).
B.Borrower has failed to comply with the Debt Service Coverage Ratio as set forth in Section 10.2 of the Credit Agreement for the fiscal quarter period ending on March 31, 2022, and as a result of such non-compliance, an Event of Default exists under Section 11.2(a) of the Credit Agreement (the “Existing Default”).
C.Borrower and Lender have agreed to amend the Credit Agreement in order to, among other things, waive and amend certain financial covenants, and to remove and release certain guarantors, subject to the terms and conditions of this Amendment.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:
1.Amendments to Credit Agreement.
(a)Section 1.1 (Definitions and Terms) of the Credit Agreement is amended to add the following defined terms in its appropriate alphabetical order:
“Bunch Dividend means the one-time cash dividend payment in the amount of $8,000,000 to Richard F. Bunch, III on January 31, 2022.
CA PFC means California Premium Finance Company, a California corporation.
PSN means PSN Business Processing Inc., a Philippine corporation.

TWIH means The Woodlands Insurance Holdings, LLC, a Texas limited liability company.”
(b)Section 1.1 (Definitions and Terms) of the Credit Agreement is amended to amend and restate the following defined terms:
“Debt Service Coverage Ratio means the ratio of (a) EBITDA minus dividends and distributions (excluding the MIPA Dividend and, as of June 1, 2022 and thereafter, the Bunch Dividend), minus cash Taxes, and minus Unfinanced Capital Expenditures, in each case for the immediately preceding 12 month period, to (b) the sum of Borrower and its Subsidiaries consolidated (i) interest expense in respect of Funded Debt, plus (ii) current maturities of long-term Debt of Borrower and its Subsidiaries, in each case for the immediately following twelve (12) month period.
EAM or Evolution means Evolution Agency Management, LLC a Texas limited liability company, and a wholly owned Subsidiary of Borrower.
Guarantor means General Agency, TWFG Insurance, and any other Person executing a Guaranty.”
(c)Section 6.3 (Guaranties) of the Credit Agreement is amended to amend and restate such Section 6.3 as follows:
“6.3    Guaranties. Each Subsidiary of Borrower (excluding Newco, PFC, CA PFC, TWIH, PSN and EAM) shall guaranty the complete payment and performance of the Obligation (including the Term Loan, the Term Loan B, the Term Loan C and the Revolving Credit Facility) by executing and delivering a Guaranty to Lender on the Closing Date or within ten (10) Business Days after such Company is created or acquired; provided that, upon reasonable request of Lender, Borrower agrees to take all action necessary to cause PSN to guarantee the Obligation and pledge PSN’s assets as collateral therefor, and in connection therewith, to promptly execute all Loan Documents to accomplish such actions, each in Proper Form.”
2.Release of PFC and Evolution Guaranty. As of the Effective Date, Lender hereby releases (i) PFC from that certain Second Amended and Restated Guaranty dated June 5, 2017, executed by Richard F. Bunch, III in favor of Lender and executed in connection with the Credit Agreement; and (ii) EAM from that certain Guaranty dated December 4, 2020, executed by Richard F. Bunch, III in favor of Lender and executed in connection with the Credit Agreement; and Lender claims no further interest in either such guaranty, excluding only those obligations which expressly survive termination and release. Lender shall promptly record a UCC-3 termination statement for each of EAM and PFC, if applicable, and otherwise provide any other releases or instruments as Borrower may reasonably request in order to effectuate such releases, in each case at Borrower’s sole cost and expense.
3.Consent. Subject to the satisfaction of the conditions set out in Section 5 of this Amendment; Lender hereby consents to the consummation of the sale, transfer or other disposition by Borrower of the equity interests or capital stock in Newco, PFC, CA PFC, TWIH and EAM (the “Spin-Off Transactions”) and agrees that the Spin-Off Transactions shall not constitute an Event of Default under Section 11 of the Credit Agreement. The consent of Lender to the Spin-Off Transactions (a) is limited to the extent as set out in this Amendment, and notwithstanding anything to the contrary, no other terms, covenants or provisions of the Credit Agreement or any other Loan Documents are intended to be affected by this Amendment, and (b) shall not constitute, and shall not be deemed to constitute, a waiver of future compliance by Borrower with any provision of the Credit Agreement or any other Loan Document.
4.Waiver. Subject to the satisfaction of the conditions set out in Section 5 of this Amendment, Lender hereby (a) waives the Existing Default for the period indicated, and (b) agrees not to exercise any of the rights or remedies available to Lender under the Loan Documents solely as a result of the violation or noncompliance described in the immediately preceding clause (a). Except as set out in the preceding sentence, Borrower and each Guarantor hereby agrees that such waiver does not constitute a waiver of any present or future violation of, or noncompliance with, any provision of any Loan Document or a waiver of Lender’s right to insist upon strict compliance with each term, covenant, condition, and provision of the Loan Documents.
5.Conditions. This Amendment shall be effective on the Effective Date once each of the following conditions precedent have been executed and/or delivered to Lender, in form and substance satisfactory to Lender:
(a)this Amendment executed by Borrower and Lender, together with the Guarantors’ Consent and Agreement executed by the Guarantors; and
(b)such other documents as Lender may reasonably request.
6.Representations and Warranties. Borrower represents and warrants to Lender that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite limited liability company action on the part of Borrower, (c) no other consent of any Person (other than Lender) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) after giving effect to this Amendment, it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (g) after giving effect to this Amendment, no Default or Potential Default has occurred and is continuing. The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment. No investigation by Lender is required for Lender to rely on the representations and warranties in this Amendment.
7.Scope of Amendment; Reaffirmation; RELEASE. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which it is a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment). AS A MATERIAL PART OF THE CONSIDERATION FOR LENDER ENTERING INTO THIS AMENDMENT, BORROWER HEREBY RELEASES AND FOREVER DISCHARGES LENDER (AND ITS SUCCESSORS, ASSIGNS, AFFILIATES, OFFICERS, MANAGERS, DIRECTORS, EMPLOYEES, AND AGENTS) FROM ANY AND ALL CLAIMS, DEMANDS, DAMAGES, CAUSES OF ACTION, OR LIABILITIES FOR ACTIONS OR OMISSIONS (WHETHER ARISING AT LAW OR IN EQUITY, AND WHETHER DIRECT OR INDIRECT) IN CONNECTION WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS PRIOR TO THE DATE OF THIS AMENDMENT, WHETHER OR NOT HERETOFORE ASSERTED, AND WHICH BORROWER MAY HAVE OR CLAIM TO HAVE AGAINST LENDER.
8.Miscellaneous.
(a)No Waiver of Defaults. Except as expressly set out above, this Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.
(b)Form. Each agreement, document, instrument or other writing to be furnished Lender under any provision of this Amendment must be in form and substance satisfactory to Lender and its counsel.
(c)Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.
(d)Costs, Expenses and Attorneys’ Fees. Borrower agrees to pay or reimburse Lender on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Lender’s counsel.
(e)Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)Multiple Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Amendment may be transmitted and signed by facsimile or by portable document format (PDF). The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrower and Lender. Lender may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or PDF document or signature.
(g)Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS MUST BE CONSTRUED, AND THEIR PERFORMANCE ENFORCED, UNDER TEXAS LAW.
(h)Entirety. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS (AS AMENDED HEREBY) REPRESENT THE FINAL, ENTIRE AGREEMENT AMONG BORROWER, GUARANTORS AND LENDER AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Signatures appear on the following pages.]

The Amendment is executed as of the date set out in the preamble to this Amendment.

BORROWER:

TWFG HOLDING COMPANY, LLC,
a Texas limited liability company

By:	/s/ Richard F. Bunch, III
Richard F. Bunch, III
President
Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

LENDER:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Cynthia Young
Cynthia Young
Senior Vice President

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement